THE LAZARD FUNDS, INC.

Lazard Emerging Markets Equity Advantage Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective as of April 1, 2021 (the "Effective Date"), the following replaces the table in "Fees and Expenses" in the Summary Prospectus and "Summary Section—Lazard Emerging Markets Equity Advantage Portfolio—Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	2.34%	3.22%	2.34%	**
Total Annual Portfolio Operating Expenses	3.09%	4.22%	3.09%
Fee Waiver and/or Expense Reimbursement***	2.19%	3.07%	2.24%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.15%	.85%
*	Restated to reflect current management fee.
**	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.
***	Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until April 30, 2022, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Effective as of the Effective Date, the following replaces the table in "Example" in the Summary Prospectus and "Summary Section— Lazard Emerging Markets Equity Advantage Portfolio—Example" in the Prospectus:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 92	$ 748	$ 1,429	$ 3,248
Open Shares	$ 117	$ 1,001	$ 1,898	$ 4,203
R6 Shares	$ 87	$ 743	$ 1,424	$ 3,244

Effective as of the Effective Date, the following replaces any contrary information in the first table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid
Emerging Markets Equity Advantage Portfolio	.75%	.00%

Effective as of the Effective Date, the following replaces any contrary information in the second table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Institutional Shares	Open Shares	R6 Shares
Emerging Markets Equity Advantage Portfolio††††	.90%	1.15%	.85%

†††† This agreement will continue in effect until April 30, 2022.

Dated: March 29, 2021